UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. )
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Definitive Information Statement

CPI CARD GROUP INC.

(Name of Registrant As Specified In Its Charter)
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CPI CARD GROUP INC.
10368 W. CENTENNIAL ROAD
LITTLETON, CO 80127
NOTICE OF ACTION BY WRITTEN CONSENT OF
HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING STOCK
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
Dear Stockholders:
This notice and the accompanying Information Statement are being furnished to the holders (“Stockholders”) of shares of the common stock, par value $0.001 per share (the “Common Stock”), of CPI Card Group Inc., a Delaware corporation (the “Company”). The Board of Directors of the Company (the “Board”) is not soliciting your proxy and you are requested not to send us a proxy. The purpose of the Information Statement is to notify you that the Company has received the written consent, dated October 5, 2021 (the “Written Consent”), from holders of shares of Common Stock representing approximately 58.4% of the total issued and outstanding shares of voting stock of the Company approving the actions described in the accompanying Information Statement.
We are furnishing this notice and the accompanying Information Statement solely for the purpose of informing our Stockholders of the actions taken by the Written Consent before such actions become effective in satisfaction of the notice requirements of Section 14C of the Securities Exchange Act of 1934, as amended, and the rules promulgated by the U.S. Securities and Exchange Commission thereunder, and Section 228 of the Delaware General Corporation Law.
This is not a notice of a special meeting of Stockholders and no Stockholder meeting will be held to consider the matters described herein.
This notice and the accompanying Information Statement are first being sent to Stockholders on or about           , 2021.
By Order of the Board of Directors,
, 2021
Sarah Kilgore
Chief Legal and Compliance Officer and Corporate Secretary

CPI CARD GROUP INC.
10368 W. CENTENNIAL ROAD
LITTLETON, CO 80127
INFORMATION STATEMENT
                 , 2021
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
GENERAL INFORMATION
In this Information Statement we refer to CPI Card Group Inc., a Delaware corporation, as the “Company,” “we,” “us,” or “our.”
This Information Statement is being furnished by the Board of Directors of the Company (the “Board”), to inform the holders (“Stockholders”) of our common stock, par value $0.001 per share (the “Common Stock”), as of October 1, 2021, of actions (the “Actions”) approved by resolution of the Board and by the written consent (the “Written Consent”) of holders (the “Consent Holders”) of shares of Common Stock representing approximately 58.4% of the total issued and outstanding shares of voting stock of the Company.
This Information Statement contains a brief summary of the material aspects of the Actions approved by the Board and the Consent Holders.
May Stockholders Act by Written Consent?
Section 228 of the Delaware General Corporation Law (the “DGCL”) states that, unless the Company’s certificate of incorporation (the “Certificate of Incorporation”) provides otherwise, the Company’s Stockholders may approve an action by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Our Certificate of Incorporation provides that, so long as Tricor Pacific Capital Partners (Fund IV), Limited Partnership and Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership (the “Tricor Funds”), and their respective affiliates, collectively continue to beneficially own at least a majority of the voting power of the outstanding shares of the Company’s voting stock, any action required or permitted to be taken by the Stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of the Company’s stock entitled to vote thereon were present and voted.
What Actions Were Taken by Written Consent?
Amendment and Restatement of our Certificate of Incorporation
On September 22, 2021, the Board adopted a resolution approving and declaring the advisability of filing a Fourth Amended and Restated Certificate of Incorporation of CPI Card Group Inc. (the “Amended and Restated Certificate of Incorporation”) to:
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delete the supermajority vote provisions for amendments to the Company’s by-laws (the “Bylaws”) and certain provisions of the Certificate of Incorporation;

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require that the federal district courts of the United States will be the sole and exclusive forum for actions arising under the Securities Act of 1933, as amended (the “Securities Act”); and

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integrate previously approved and effective amendments, delete certain outdated provisions and make certain other non-material and typographical corrections (collectively, the “Charter Amendments”).

Pursuant to the Written Consent, the Consent Holders have approved the Charter Amendments and the filing of the Amended and Restated Certificate of Incorporation.
A copy of the Amended and Restated Certificate of Incorporation reflecting the Charter Amendments, with deleted text shown in red strikethrough and added or moved text shown in blue and underlined, is attached as Annex A to this Information Statement.
Amendment and Restatement of our Bylaws
On September 22, 2021, the Board adopted a resolution approving and declaring the advisability of amending and restating the Bylaws (the “Amended and Restated Bylaws”) to:
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allow for the ability to conduct remote Stockholder meetings;

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clarify that the Board may postpone, reschedule or cancel meetings of the Stockholders;

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give the chairperson of the Stockholder meeting the exclusive ability to adjourn Stockholder meetings in the absence of a quorum;

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enhance the list of conduct the chairperson of a Stockholder meeting can regulate to include, among other items, the removal of any individual who refuses to comply with meeting procedures, restrictions on the use of electronic recording devices and regulations concerning safety, health and security;

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enhance the advance notice provision relating to Stockholder proposals and director nominations to include requirements such as:

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additional information about the proposed nominee(s) and proposing Stockholder, including material relationships between the proposed nominee and the proposing Stockholder;

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the disclosure of trading of any short interest or derivative holdings (in the Company or in any principal competitor of the Company) in connection with the nomination of directors or Stockholder proposals;

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the disclosure of any substantial interest of the proposing Stockholder, proposed nominee or any Stockholder associated person in the Company or any of its affiliates (other than security interests shared on a pro rata basis by all other holders of the same class or series); and

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disclosure of legal proceedings involving the proposing Stockholder, any proposed nominee or any Stockholder associated person and the Company or any of its officers, directors, affiliates or associates;

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give the Board the ability to call a meeting of the Board on less than 24 hours’ notice;

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include emergency bylaws that would govern in the event of an emergency, in accordance with DGCL Section 110; and

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make certain other non-material and typographical corrections (collectively, the “Bylaw Amendments”).

Pursuant to the Written Consent, the Consent Holders have approved the Bylaw Amendments and the Amended and Restated Bylaws.
A copy of the Amended and Restated Bylaws reflecting the Bylaw Amendments, with deleted text shown in red strikethrough and added or moved text shown in blue and underlined, is attached as Annex B to this Information Statement.
What is the Purpose of this Information Statement?
This Information Statement and the accompanying notice are being furnished to our Stockholders solely for the purpose of informing our Stockholders of the action taken by the Written Consent of the Consent Holders in accordance with:
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Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, and

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Section 228 of the DGCL and our Certificate of Incorporation and Bylaws.

Section 14C of the Exchange Act and Regulation 14C promulgated by the SEC thereunder require the Company to furnish to our Stockholders an information statement describing any action taken by written consent in lieu of a meeting of stockholders before such action becomes effective. In connection with an action by written consent, Section 228 of the DGCL requires prompt notice of the taking of such action to be given to the Stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company.
Who is Entitled to Notice?
Each outstanding share of Common Stock on the Record Date is entitled to notice of the Actions to be taken pursuant to the Written Consent. The close of business on October 1, 2021 is the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about                  , 2021 to Stockholders of record as of the Record Date.
What Vote is Required to Approve the Actions?
Each share of Common Stock entitles the holder to one vote. On the Record Date, there were 11,238,994 shares of Common Stock issued and outstanding. Pursuant to Section 228 of the DGCL and our Certificate of Incorporation, at least a majority of the voting stock of the Company, or at least 5,619,498 shares of Common Stock, are required to approve the Actions by written consent.
The Consent Holders are Tricor Pacific Capital Partners (Fund IV), Limited Partnership and Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership. As of the Record Date, the Consent Holders held 6,558,825 shares of Common Stock, or approximately 58.4% of the total voting power of all outstanding voting stock. Pursuant to the Written Consent, the Consent Holders have approved the Actions. Therefore, no other Stockholder consents will be obtained in connection with this Information Statement.
Do I have Appraisal Rights?
Neither the DGCL nor our Certificate of Incorporation or Bylaws provide our Stockholders with appraisal rights in connection with the Actions discussed in this Information Statement.
ACTIONS TAKEN BY WRITTEN CONSENT
Set forth below is a brief summary of the material aspects of the Actions approved by the Board and the Consent Holders.
Purpose and Effect of the Charter Amendments
Material changes appearing in our Amended and Restated Certificate of Incorporation, and the purpose of such changes, include:
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Vote Required to Amend the Bylaws and Certificate of Incorporation.   Currently, our Certificate of Incorporation provides that, on and after the date (the “Trigger Date”) on which the Tricor Funds collectively cease to beneficially own at least a majority of the voting power of the then outstanding voting stock, the Bylaws may be adopted, amended, altered or repealed by (i) a vote of a majority of the total number of directors that the Company would have if there were no vacancies or (ii) in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of the then outstanding shares of voting stock, voting together as a single class (a “supermajority vote”). Similarly, our Certificate of Incorporation currently provides that, from and after the Trigger Date, Article Fifth, Article Sixth, Article Seventh, Article Ninth, Article Tenth and Article Eleventh of our Certificate of Incorporation may be altered, amended or repealed only pursuant to a supermajority vote. The Trigger Date has not occurred because the Tricor Funds continue to own a majority of the outstanding voting stock, and therefore the supermajority vote requirement is not, nor has it at any time been, in effect.
Removing the supermajority vote requirement will give stockholders enhanced flexibility to make changes to the Bylaws and Certificate of Incorporation. Following the effectiveness of the Charter Amendments, on and after the Trigger Date, the Bylaws may be adopted, amended, altered or repealed by (i) a vote of a majority of the total number of directors that the Company would have if there were no vacancies or (ii) in addition to any other vote otherwise required by law, the affirmative vote of the holders of a majority of the voting power of the all outstanding shares of voting stock, voting together as a single class. Similarly, following the Charter Amendments, on and after the Trigger Date, in addition to any other vote otherwise required by law, the Certificate of Incorporation may be amended by the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, voting together as a single class.
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Federal Forum Provision.   Currently, our Certificate of Incorporation provides that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain actions, but does not provide for an exclusive forum for actions arising under the Securities Act.

Including a federal forum provision in our Certificate of Incorporation may help prevent inefficiencies and the risk of inconsistent judgments and rulings of overlapping securities class actions in both state and federal courts. Following the effectiveness of the Charter Amendments, our Certificate of Incorporation will provide that, unless a majority of the Board of Directors, acting on behalf of the Company, consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), the federal district courts of the United States of America, to the fullest extent permitted by law, will be the sole and exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act of 1933, as amended.
A copy of the Amended and Restated Certificate of Incorporation reflecting the Charter Amendments, with deleted text shown in red strikethrough and added or moved text shown in blue and underlined, is attached as Annex A to this Information Statement.
Purpose and Effect of the Bylaw Amendments
Generally, the purpose of the Bylaw Amendments is to update and make the Bylaws current and in line with Delaware law and best practices to improve the quality of our corporate governance. Material changes appearing in our Amended and Restated Bylaws include:
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Remote meetings.   Currently, the Bylaws do not include an explicit provision allowing the Board to call for meetings to be held by means of remote communication in accordance with Section 211(a) of the DGCL. The Amended and Restated Bylaws provide that the Board may conduct meetings remotely, which the Board determined is in the best interests of the Company and the Stockholders, especially in light of the health and safety concerns raised during the COVID-19 pandemic.

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Ability of the Board to postpone, reschedule or cancel meetings of Stockholders.   Currently, the Bylaws are silent on the ability of the Board to postpone, reschedule or cancel any previously called meeting of Stockholders. The Amended and Restated Bylaws give explicit authority to the Board to postpone, reschedule or cancel any previously scheduled annual meeting or previously called special meeting of Stockholders.

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Adjournments in the absence of a quorum.   Currently, the Bylaws provide that, in the absence of a quorum, the Stockholders may, by majority vote, adjourn the meeting from time to time. The Amended and Restated Bylaws provide the chairperson of the Stockholder meeting the exclusive ability to adjourn the meeting in the absence of a quorum.

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Conduct of meetings.   Currently, the Bylaws provide that the chairperson of a Stockholder meeting has the right to prescribe certain rules and regulations appropriate for the proper conduct of the meeting and include a non-exhaustive list of potential rules, regulations or procedures. The Amended and Restated Bylaws enhance that list to include, among other items, the removal of any individual who refuses to comply with meeting procedures, restrictions on the use of electronic recording devices and regulations concerning safety, health and security. The Amended and Restated Bylaws also give the chairperson of a Stockholder meeting the ability to determine that a matter or business was not properly brought before the meeting and therefore should not be considered.
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Advance notice provision.   Currently, the Bylaws include certain advance notice requirements for stockholder proposals and director nominations. The Amended and Restated Bylaws enhance the advance notice provision to include additional requirements, including:

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additional information about the proposed nominee(s) and proposing Stockholder, including material relationships between the proposed nominee and the proposing Stockholder;

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the disclosure of trading of any short interest or derivative holdings (in the Company or in any principal competitor of the Company) in connection with the nomination of directors or Stockholder proposals;

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the disclosure of any substantial interest of the proposing Stockholder, any proposed nominee or any Stockholder associated person in the Company or any of its affiliates (other than security interests shared on a pro rata basis by all other holders of the same class or series); and

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the disclosure of legal proceedings involving the proposing Stockholder, any proposed nominee or any Stockholder associated person and the Company or any of its officers, directors, affiliates or associates.

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Notice for meetings of the Board.   Currently, the Bylaws provide that written notice of each meeting of the Board must be given at least twenty-four hours in advance of the meeting. The Amended and Restated Bylaws provide that notice of meetings of the Board may be given on less than twenty-four hours’ notice.

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Emergency bylaws.   Currently, the Bylaws do not include provisions that address emergency situations when a quorum of the Board may not be readily available to act. The Amended and Restated Bylaws include emergency bylaws that would govern in the event of an emergency in accordance with Section 110 of the DGCL. The emergency bylaws are designed to improve the Board’s ability to continue to function in unforeseen circumstances where one or more directors are unavailable or incapacitated by (i) permitting any officer or director to call a meeting, (ii) providing that a quorum may be deemed to be constituted by the director or directors in attendance at a meeting and (iii) permitting the Board to approve in advance a list of officers who will be deemed directors to the extent required to provide a quorum at any Board meeting during an emergency.

A copy of the Amended and Restated Bylaws reflecting the Bylaw Amendments, with deleted text shown in red strikethrough and added or moved text shown in blue and underlined, is attached as Annex B to this Information Statement.
Additional Revisions
The Charter Amendments and Bylaw Amendments also make certain changes that we believe are beneficial for purposes of updating the Certificate of Incorporation and Bylaws, respectively, including (i) deleting outdated or unnecessary information (such as references and provisions related to Series A Preferred Stock in the Certificate of Incorporation since there are no shares of Series A Preferred Stock issued and outstanding) and (ii) making certain other non-material and typographical corrections.
Vote Required to Approve the Amendments
The affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, voting together as a single class, is required to approve the Charter Amendments and Bylaw Amendments. Under the DGCL and our Certificate of Incorporation, any action required or permitted to be taken by the Stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of the Company’s stock entitled to vote thereon were present and voted. The Consent Holders, who together hold approximately 58.4% of the voting stock, approved the Charter Amendments and Bylaw Amendments by the Written Consent dated October 5, 2021.

No Voting of Stockholders Required
Since the Consent Holders have already approved the Actions by the Written Consent, we are not soliciting any votes with regard to the Actions.
Manner of Effecting the Charter Amendments and Bylaw Amendments
Pursuant to Rule 14c-2 under the Exchange Act, the earliest date that the Actions can become effective is 20 calendar days after this Information Statement is first sent to the Stockholders. In addition, the Charter Amendments will become effective only upon the filing of the Amended and Restated Certificate of Incorporation reflecting the Charter Amendments with the Secretary of State of the State of Delaware. As a result, the Amended and Restated Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware on or after            , 2021, which is 20 calendar days following the date this Information Statement is first sent to the Stockholders. In addition, the Bylaw Amendments as reflected in the Amended and Restated Bylaws will become effective on or after            , 2021, which is 20 calendar days following the date this Information Statement is first sent to the Stockholders.
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
We do not believe that any of our current directors or officers, or any associates of the foregoing, have any substantial interest in the Actions that are different from the interests of the Stockholders generally.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of October 1, 2021 (except as indicated below), beneficial ownership, as defined by SEC rules, of our Common Stock by:
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each of our directors;

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each of our named executive officers;

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all of our executive officers and directors as a group; and

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each person (including any “group”) known to us to be the beneficial owner of more than 5% of our issued and outstanding shares of Common Stock.

Each of the persons listed below has sole voting and investment power with respect to the beneficially owned shares listed unless otherwise indicated. For purposes of the following table, beneficial ownership is determined in accordance with Exchange Act Rule 13d-3. The percentage calculations set forth in the table are based on 11,238,994 shares of Common Stock outstanding on October 1, 2021 rather than based on the percentages set forth in stockholders’ Schedules 13G or 13D, as applicable, filed with the SEC.
	Number of Shares of Common Stock Owned Beneficially	Percentage of Common Stock Owned Beneficially
5% Beneficial Owners:
Tricor Pacific Capital Partners (Fund IV), Limited Partnership(1)	4,124,368	36.7%
Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership(1)	2,434,457	21.7%
Named Executive Officers and Directors:
Thomas Furey	—	—
Robert Pearce	105,189	*
Nicholas Peters	30,000	*
Scott Scheirman(2)	286,241	2.5%
Bradley Seaman	—	—
Marc Sheinbaum	1,879	*
Valerie Soranno Keating	18,797	*
Guy DiMaggio(3)	25,000	*
John Lowe(4)	75,000	*
Total Executive Officers and Directors as a group (13 individuals)(5)	649,846	5.5%

*
Less than 1%

(1)
Based on a Schedule 13G filed jointly by the Tricor Funds, and Parallel49 Equity, ULC on February 12, 2016, as adjusted to give effect to the 1 for-5 reverse stock split we completed on December 20, 2017. Each of the Tricor Funds is managed by Parallel49 Equity, ULC, as the general partner. An investment committee of the Tricor Funds has the power to vote or dispose of the shares held by the Tricor Funds. The investment committee is comprised of Bradley Seaman, David Rowntree, J. Trevor Johnstone and Roderick Senft. Bradley Seaman and Nicholas Peters, each a member of our board of directors, also serves as an officer or member of the Tricor Funds and has an indirect pecuniary interest in the shares of common stock held by the Tricor Funds through their respective interests in the Tricor Funds. Each of Messrs. Seaman and Peters expressly disclaims any beneficial ownership of any shares of Common Stock held by the Tricor Funds. The address of the Tricor Funds is c/o Parallel49 Equity, 225 East Deerpath Road, Suite 200, Lake Forest, IL 60045.

(2)
Includes an aggregate of 280,000 options to purchase Common Stock that are vested or will vest within 60 days of October 1, 2021.

(3)
Includes an aggregate of 25,000 options to purchase Common Stock that are vested or will vest within 60 days of October 1, 2021, which represents Mr. DiMaggio’s total ownership prior to his separation from the company on September 30, 2021.

(4)
Includes an aggregate of 75,000 options to purchase Common Stock that are vested or will vest within 60 days of October 1, 2021.

(5)
Includes an aggregate of 482,300 options to purchase Common Stock that are vested or will vest within 60 days of October 1, 2021.

INFORMATION STATEMENT COSTS
The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.
ADDITIONAL INFORMATION
The Company is subject to the information and reporting requirements of the Exchange Act and, in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters.
The Company’s filings with the SEC are available to the public on the SEC’s website, www.sec.gov, and on the Company’s website, investor.cpicardgroup.com. Our Annual Report on Form 10-K for the year ended December 31, 2020, and other reports filed by the Company under the Exchange Act, are also available to any Stockholder at no cost upon request to: CPI Card Group at 10368 W. Centennial Road, Littleton, Colorado 80127, Attention: Investor Relations or by email to InvestorRelations@cpicardgroup.com or by telephone: (877) 369-9016.
HOUSEHOLDING OF INFORMATION STATEMENT
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of this Information Statement may be sent to multiple Stockholders who share an address. We will promptly deliver a separate copy of this Information Statement to any Stockholder at a shared address to which a single copy of this Information Statement was or is delivered upon written or oral request to CPI Card Group Inc., 10368 W. Centennial Road, Littleton, CO 80127, Attention: Chief Legal and Compliance Officer and Corporate Secretary, or by telephone: (877) 369-9016. Any Stockholder who wants to receive separate copies of our Information Statement in the future, or any Stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Stockholder’s bank, broker, or other nominee record holder, or the Stockholder may contact us at the above address or telephone number.

By Order of the Board of Directors,
, 2021	Sarah Kilgore Chief Legal and Compliance Officer and Corporate Secretary

Annex A
~~THIRD~~FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CPI CARD GROUP INC.
A DELAWARE CORPORATION
CPI Card Group Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:
1.   The original name of the ~~corporation~~Corporation was “CPI Holdings I, Inc.” The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 4, 2007.
2.   An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 14, 2008.
3.   A Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 26, 2009.
4.   A Third Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 7, 2015.
~~4~~5.   This Fourth Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) was duly adopted by the Board of Directors and the stockholders of the Corporation in accordance with the provisions of Sections 242, 245~~, 141(f)~~ and 228 of the General Corporation Law of the State of Delaware.
~~5~~6.   This ~~Third Amended and Restated~~ Certificate of Incorporation amends and, as so amended, integrates and restates in its entirety the certificate of incorporation of the ~~corporation~~Corporation as heretofore amended and supplemented, and this ~~Third Amended and Restated~~ Certificate of Incorporation shall become effective upon filing in the office of the Secretary of State of the State of Delaware.
~~6~~7.   The text of the Certificate of Incorporation of the Corporation as heretofore amended and supplemented is hereby amended and restated to read in its entirety as follows:
FIRST. The name of the ~~corporation~~Corporation is CPI Card Group Inc.
SECOND. The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company. The registered office and/or registered agent of the Corporation may be changed from time to time by resolution of the Board of Directors of the Corporation (the “Board of Directors”).
THIRD. The nature of the business of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
FOURTH. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is One Hundred Million One Hundred Thousand (100,100,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, $0.001 par value, and One Hundred Thousand (100,000) shares shall be Preferred Stock, $0.001 par value.
A.
Preferred Stock.

~~1.~~    Rights, Preferences and Restrictions.    The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series~~. The rights, preferences, privileges and restrictions granted to and imposed on the shares of Series A Preferred Stock of the Corporation, which series shall consist of One Hundred Thousand (100,000) shares, par value $0.001 per share (the “Series A Preferred~~

~~Stock”), are set forth below in this Article FOURTH(A)~~ pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors. Subject to the rights of ~~the Series A Preferred Stock and any other series of Preferred Stock that may from time to time be outstanding, the remaining shares of Preferred Stock may be issued from time to time in one or more series. Subject to the rights of the Series A Preferred Stock and~~ any other series of Preferred Stock that may from time to time be outstanding, the Board of Directors is expressly authorized to provide for the issue of all or any of the remaining shares of Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares ~~(a “Preferred Stock Designation”)~~ and as may be permitted by the DGCL. Subject to the rights of ~~the Series A Preferred Stock and~~ any other series of Preferred Stock that may from time to time be outstanding, the Board of Directors is expressly authorized to increase or decrease (but not below the number of shares of any series then outstanding) the number of shares of any series, ~~other than the Series A Preferred Stock,~~ subsequent to the issue of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
~~2.    Dividend Provisions~~
~~(a)   The holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend on the Common Stock, at the rate of twenty percent (20%) per share per annum in respect of the Liquidation Preference (as hereinafter defined) payable when declared by the Board of Directors. Such dividends shall accrue on each share from the date of the original issuance of the shares of Series A Preferred Stock, and shall accrue on a daily basis, whether or not declared. Such dividends shall be cumulative so that, if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared and set apart for the Common Stock.~~
~~(b)   So long as any Series A Preferred Stock remains outstanding, neither the Corporation nor any subsidiary of the Corporation shall redeem, purchase or otherwise acquire directly or indirectly any equity securities of the Corporation or any subsidiary other than the Series A Preferred Stock (“Junior Securities”), nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities; provided, that the Corporation may (A) purchase shares of Series A Preferred Stock or Common Stock from present or former employees of the Corporation and its subsidiaries in accordance with the provisions of any agreement approved by the Board of Directors; and (B) purchase or redeem any warrant and/or shares of Series A Preferred Stock or Common Stock issuable pursuant to the terms of any warrant or similar agreement of the Corporation approved by the Board of Directors.~~
~~3.    Liquidation Preference~~
~~(a)   In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share (“Liquidation Preference”) equal to the sum of (i) $1,000.00 for each outstanding share of Series A Preferred Stock (the “Original Series A Issue Price”) and (ii) all accrued but unpaid dividends on such share. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then subject to the rights, if any, of any series of Preferred Stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of such stock owned by each such holder.~~
~~(b)   After the distributions described in paragraph (a) above have been paid, subject to the rights, if any, of any series of Preferred Stock which may from time to time come into existence, the remaining~~

~~assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each such holder.~~
~~(c)   For purposes of this Section 3, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, and to include, each of (i) a sale or other disposition of all or substantially all of the assets of the Corporation, and (ii) the merger, consolidation, amalgamation of the Corporation with or into one or more other persons or entities, or the consummation of any other transaction or series of related transactions, in each case of a transaction identified under this clause (ii) as a result of which the Corporation’s stockholders of record as constituted immediately prior to such transaction will, immediately after such transaction (or series of related transactions) hold less than fifty percent (50%) of either the voting power or the equity interests of each class and series of the surviving or acquiring entities in such transaction or series of related transactions.~~
~~(d)   Upon the occurrence of a liquidation, dissolution or winding up of the Corporation, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors.~~
~~(e)   The Corporation shall give each holder of record of Series A Preferred Stock written notice of a liquidation, dissolution or winding up of the Corporation not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 3, and the Corporation shall thereafter give such holders prompt written notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein. The time periods referred to in this paragraph (e) may be shortened upon the written consent of the holders of the Series A Preferred Stock that represent at least a majority of the then outstanding shares of Series A Preferred Stock.~~
~~4.    Voting Rights.   Except as otherwise provided herein and as otherwise required by law, the Series A Preferred Stock shall have no voting rights; provided, that each holder of Series A Preferred Stock shall be entitled to notice of all stockholders’ meetings at the same time and in the same manner as notice is given to the stockholders entitled to vote at such meeting.~~
~~5.    Notices.   Any notice required by the provisions of this~~ Article FOURTH ~~to be given to the holders of shares of Series A Preferred Stock shall be given by the Corporation in writing by reputable overnight courier service (e.g., Federal Express) for next business day delivery, delivery fee to be paid by the Corporation, addressed to each holder of record at the address appearing on the books of the Corporation, and such notice shall be deemed given when delivered to such address by such courier service.~~
B.
Common Stock.

1.   Voting Rights.   Except as otherwise provided by the DGCL or this Certificate of Incorporation and subject to the rights of holders of any series of Preferred Stock, all of the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock).
2.   Rights and Ranking.   Except as (a) otherwise required by law or (b) expressly provided in this Certificate of Incorporation, each share of Common Stock shall have the same powers, rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters.

3.   Dividend Rights.   Subject to the rights of the holders of Preferred Stock and to the other provisions of this Certificate of Incorporation, holders of Common Stock shall be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.
4.   Liquidation Rights.   In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the Corporation’s debts and amounts payable upon shares of Preferred Stock entitled to a preference, if any, over holders of Common Stock upon such dissolution, liquidation or winding up, the remaining net assets of the Corporation shall be distributed among holders of shares of Common Stock equally on a per share basis. A merger or consolidation of the Corporation with or into any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Paragraph 4.
5.   No Conversion Rights.   The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation’s capital stock.
6.   No Preemptive Rights.   No holder of Common Stock shall have any preemptive rights with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation whether now or hereafter authorized.
FIFTH. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Amended and Restated Bylaws of the Corporation (as amended, the “Bylaws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
A.   Number of Directors.   Subject to any rights of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors shall be fixed exclusively from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office.
B.   Election and Term of Office.   A nominee for director shall be elected to the Board of Directors if a majority of the votes cast are in favor of such nominee’s election; provided, however, that, if the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors. Each director shall hold office until the next annual meeting of stockholders and a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Nothing in this Certificate of Incorporation shall preclude a director from serving consecutive terms. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.
C.   Newly-Created Directorships and Vacancies.   Subject to the rights of the holders of any series of Preferred Stock then outstanding and except as otherwise set forth in the terms of that certain Director Nomination Agreement, dated ~~on or about~~ October ~~13~~15, 2015 (as amended or supplemented in accordance with its terms), by and between the Corporation and the investors named therein, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or any other cause may be filled only by the Board of Directors (and not by stockholders), provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until his or her successor is elected and qualified. A director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.
D.   Removal of Directors.   Subject to the rights of the holders of any series of Preferred Stock then outstanding and notwithstanding any other provision of this Certificate of Incorporation~~, (i) prior to the first date (the “Trigger Date”) on which Tricor Pacific Capital Partners (Fund IV), Limited Partnership, Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership and their respective affiliates collectively cease to beneficially own (directly or indirectly) at least a majority of the voting power of the then outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors (“Voting Stock”)~~, directors may be removed with or without cause upon the affirmative vote of stockholders representing at least a majority of the voting power of the then outstanding shares of ~~Voting Stock, voting together as a single class and (ii) on and after the Trigger Date, directors may only be removed for cause and only upon the affirmative vote of stockholders representing at least 75% of the voting power of the then outstanding shares of Voting Stock, at a meeting of the Corporation’s stockholders called for that purpose~~capital stock of the Corporation then entitled to vote generally in the election of directors. Any director may resign at any time upon written notice to the Corporation.
E.   Rights of Holders of Preferred Stock.   Notwithstanding the provisions of this Article FIFTH, whenever the holders of one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the rights of such Preferred Stock as set forth in the certificate of designation governing such series.
F.   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.
SIXTH. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by Section 102(b)(7) of the DGCL. Without limiting the generality of the foregoing, a director shall, to the fullest extent permitted by the DGCL as it now exists or as it may hereafter be amended, not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the director derived any improper personal benefit. If the DGCL is amended, after approval by the stockholders of this Article SIXTH, to authorize corporate action to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
To the fullest extent permitted by applicable law, the Corporation shall provide indemnification of (and advance of expenses to) the directors and officers of the Corporation and is authorized to provide indemnification of (and advancement of expenses to) employees and agents of the Corporation (and any other persons to which the DGCL permits the Corporation to provide indemnification). In addition, the Corporation is authorized to provide indemnification of (and advancement of expenses to) all of the foregoing persons, through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL, subject only to limits created by applicable provisions of law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.
Any amendment, repeal or modification of this Article SIXTH, or the adoption of any provision of the Certificate of Incorporation inconsistent with this Article SIXTH, by the stockholders of the Corporation shall not apply to or adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal, modification or adoption.

SEVENTH.
A.   Action by Written Consent.
From and after the first date (the “Trigger Date”) on which the Tricor Investors (as defined below) and their respective affiliates collectively cease to beneficially own (directly or indirectly) at least a majority of the voting power of the then outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors (“Voting Stock”), any action required or permitted to be taken by the Corporation’s stockholders may be effected only at a duly called annual or special meeting of the Corporation’s stockholders and the power of stockholders to consent in writing without a meeting is specifically denied. Prior to the Trigger Date, any action which is required or permitted to be taken by the Corporation’s stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of the Corporation’s stock entitled to vote thereon were present and voted.
B.   Special Meetings of Stockholders.   Subject to the rights of the holders of any series of Preferred Stock then outstanding and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the Board of Directors pursuant to a written resolution adopted by the affirmative vote of the majority of the total number of directors that the Corporation would have if there were no vacancies or (ii) prior to the Trigger Date, by the Secretary of the Corporation at the request of the holders of a majority of the voting power of the then outstanding shares of Voting Stock. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of the meeting.
EIGHTH.
A.   Certain Acknowledgments.   In recognition and anticipation that (i) the principals, officers, members, managers and/or employees of Tricor Pacific Capital Partners (Fund IV), Limited Partnership and Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership (collectively, the “Tricor Investors”) or their respective Affiliated Companies (as defined below) may serve as directors or officers of the Corporation, (ii) the Tricor Investors and their respective Affiliated Companies engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) that the Corporation and its Affiliated Companies may engage in material business transactions with the Tricor Entities and their Affiliated Companies, and that the Corporation is expected to benefit therefrom, the provisions of this ARTICLE EIGHTH are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve the Tricor Investors and/or their Affiliated Companies and/or their respective principals, officers, members, managers and/or employees, including any of the foregoing who serve as officers or directors of the Corporation (collectively, the “Exempted Persons”), and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith. As used in this Certificate of Incorporation, “Affiliated Companies” means (a) in respect of the Tricor Investors, any entity that controls, is controlled by or under common control with either of the Tricor Investors (other than the Corporation and any company that is controlled by the Corporation) and any investment funds managed by either of the Tricor Investors and (b) in respect of the Corporation, any company controlled by the Corporation.
B.   Competition and Corporate Opportunities.   To the fullest extent permitted by applicable law, neither the Trior Investors nor any of their Affiliated Companies nor any of their respective Exempted Persons shall have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its Affiliated Companies, and no Exempted Person shall be liable to the Corporation or its stockholders for breach of any fiduciary duty solely by reason of any such activities of the Tricor Investors, their respective Affiliated Companies or such Exempted Person. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its Affiliated Companies, renounces any interest or expectancy of the Corporation and its Affiliated Companies in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to the Tricor Investors, their Affiliated Companies or any of their respective Exempted Persons, even if the opportunity is one that the Corporation or its Affiliated Companies might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each Exempted Person shall have no duty to communicate or offer such business opportunity to the Corporation or its Affiliated Companies and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its Affiliated Companies for breach of any fiduciary or other duty, as a director, officer or stockholder of the Corporation solely, by reason of the fact that the Tricor Investors, their Affiliated Companies or any such Exempted Person pursues or acquires such business opportunity, sells, assigns, transfers or directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or any of its Affiliated Companies.
C.   Certain Matters Deemed Not Corporate Opportunities.   In addition to and notwithstanding the foregoing provisions of this Article EIGHTH, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not permitted to undertake under the terms of Article THIRD or that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.
D.   Amendment of this Article.   Notwithstanding anything to the contrary elsewhere contained in this Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this Article EIGHTH; provided however, that neither the alteration, amendment or repeal of this Article EIGHTH nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article EIGHTH shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities which such Exempted Person becomes aware prior to such alteration, amendment, repeal or adoption.
E.   Deemed Notice.   Any person or entity purchasing or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article EIGHTH.
F.   Severability.   To the extent that any provision of this Article EIGHTH is found to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Article EIGHTH.
NINTH. The Corporation expressly elects not to be governed by Section 203 of the DGCL.
A.   Interested Stockholder Transactions.   Notwithstanding any other provision in this Certificate of Incorporation to the contrary, the Corporation shall not engage in any Business Combination (as defined hereinafter) with any Interested Stockholder (as defined hereinafter) for a period of three years following the time that such stockholder became an Interested Stockholder, unless:
1.   prior to such time the Board of Directors approved either the Business Combination or the transaction which resulted in such stockholder becoming an Interested Stockholder;
2.   upon consummation of the transaction which resulted in such stockholder becoming an Interested Stockholder, such stockholder owned at least eighty-five percent (85%) of the Voting Stock of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the Voting Stock outstanding (but not the outstanding Voting Stock owned by such stockholder) those shares owned (i) by Persons (as defined hereinafter) who are directors and also officers of the Corporation and (ii) employee stock plans of the Corporation in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
3.   at or subsequent to such time the Business Combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66 2∕3% of the outstanding Voting Stock which is not owned by such stockholder.
B.   Exceptions to Prohibition on Interested Stockholder Transactions.   The restrictions contained in this Article NINTH shall not apply if:
1.   a stockholder becomes an Interested Stockholder inadvertently and (a) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an Interested

Stockholder; and (b) would not, at any time within the ~~three- year~~three-year period immediately prior to a Business Combination between the Corporation and such stockholder, have been an Interested Stockholder but for the inadvertent acquisition of ownership; or
2.   the Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (a) constitutes one of the transactions described in the second sentence of this Section B(2) of Article NINTH; (b) is with or by a Person who either was not an Interested Stockholder during the previous three years or who became an Interested Stockholder with the approval of the Board of Directors; and (c) is approved or not opposed by a majority of the directors then in office (but not less than one) who were directors prior to any Person becoming an Interested Stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the Corporation (except for a merger in respect of which, pursuant to Section 251(f) of the DGCL, no vote of the stockholders of the Corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation (other than to any direct or indirect wholly-owned subsidiary or to the Corporation) having an aggregate market value equal to fifty percent (50%) or more of either that aggregate market value of all of the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding Stock (as defined hereinafter) of the Corporation; or (z) a proposed tender or exchange offer for fifty percent (50%) or more of the outstanding Voting Stock of the Corporation. The Corporation shall give not less than 20 days’ notice to all Interested Stockholders prior to the consummation of any of the transactions described in clause (x) or (y) of the second sentence of this Section B(2) of Article NINTH.
C.   Definitions.   As used in this Article NINTH only, and unless otherwise provided by the express terms of this Article NINTH, the following terms shall have the meanings ascribed to them as set forth in this Section C:
1.   “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person;
2.   “Associate,” when used to indicate a relationship with any Person, means: (a) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of Voting Stock; (b) any trust or other estate in which such Person has at least a twenty percent (20%) beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person;
3.   “Business Combination” means:
(a)   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation with (i) the Interested Stockholder, or (ii) with any Person if the merger or consolidation is caused by the Interested Stockholder and as a result of such merger or consolidation, Section B of this Article NINTH is not applicable to the surviving entity;
(b)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the Interested Stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding Stock of the Corporation;

(c)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any Stock of the Corporation or of such subsidiary to the Interested Stockholder, except: (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the Interested Stockholder became such; (ii) pursuant to a merger under Section 251(g) or Section 253 of the DGCL; (iii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into Stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of Stock of the Corporation subsequent to the time the Interested Stockholder became such; (iv) pursuant to an exchange offer by the Corporation to purchase Stock made on the same terms to all holders of such Stock; or (v) any issuance or transfer of Stock by the Corporation; provided however, that in no case under items (iii)-(v) of this Section B(3)(c) of Article NINTH shall there be a related increase in the Interested Stockholder’s proportionate share of the Stock of any class or series of the Corporation or of the Voting Stock of the Corporation;
(d)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the Stock of any class or series, or securities convertible into the Stock of any class or series, of the Corporation or of any such subsidiary which is owned by the Interested Stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of Stock not caused, directly or indirectly, by the Interested Stockholder; or
(e)   any receipt by the Interested Stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in Sections B(3)(c)(i)-(iv) of Article NINTH) provided by or through the Corporation or any direct or indirect majority-owned subsidiary of the Corporation;
4.   “Control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of stock or other equity interests, by contract or otherwise. A Person who is the owner of twenty percent (20%) or more of the outstanding Voting Stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; notwithstanding the foregoing, a presumption of control shall not apply where such Person holds Voting Stock, in good faith and not for the purpose of circumventing this Article NINTH, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity;
5.   “Interested Stockholder” means any Person (other than the Corporation and any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the outstanding Voting Stock of the Corporation, or (ii) is an Affiliate or Associate of the Corporation and was the owner of fifteen percent (15%) or more of the outstanding Voting Stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such Person is an Interested Stockholder, and the Affiliates and Associates of such Person. Notwithstanding anything in this Article NINTH to the contrary, the term “Interested Stockholder” shall not include: (x) Tricor Pacific Capital Partners (Fund IV), Limited Partnership, Tricor Pacific Capital Partners (Fund IV) US, Limited Partnership or any of their respective Affiliates or Associates, including any investment funds managed by Tricor Pacific Capital Partners (Fund IV), Limited Partnership or Tricor Pacific Capital Partners (Fund IV) US, or any other Person with whom any of the foregoing are acting as a group or in concert for the purpose of acquiring, holding, voting or disposing of shares of Stock of the Corporation, (y) any Person who would otherwise be an Interested Stockholder because of a transfer, sale, assignment, conveyance, hypothecation, encumbrance, or other disposition of five percent (5%) or more of the outstanding Voting Stock of the Corporation (in one transaction or a series of transactions) by any party specified in the immediately preceding clause

(x) to such Person; provided, however, that such Person was not an Interested Stockholder prior to such transfer, sale, assignment, conveyance, hypothecation, encumbrance, or other disposition; or (z) any Person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of action taken solely by the Corporation, provided that, for purposes of this clause (z), such Person shall be an Interested Stockholder if thereafter such Person acquires additional shares of Voting Stock of the Corporation, except as a result of further action by the Corporation not caused, directly or indirectly, by such Person;
6.   “Owner,” including the terms “own” and “owned,” when used with respect to any Stock, means a Person that individually or with or through any of its affiliates or associates beneficially owns such Stock, directly or indirectly; or has (A) the right to acquire such Stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the owner of Stock tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered Stock is accepted for purchase or exchange; or (B) the right to vote such Stock pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the owner of any Stock because of such Person’s right to vote such Stock if the agreement, arrangement or understanding to vote such Stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more Persons; or has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in (B) of this Section C(6) of Article NINTH), or disposing of such Stock with any other Person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such Stock; provided, that, for the purpose of determining whether a Person is an Interested Stockholder, the Voting Stock of the Corporation deemed to be outstanding shall include Stock deemed to be owned by the Person through application of this definition of “owned” but shall not include any other unissued Stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise;
7.   “Person” means any individual, corporation, partnership, unincorporated association or other entity;
8.   “Stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest; and
9.   “Voting Stock” means, with respect to any corporation, Stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of Voting Stock shall refer to such percentage of the votes of such Voting Stock.
TENTH.
A.   Amendments to the Bylaws.   In furtherance and not in limitation of the powers conferred by law, prior to the Trigger Date, the Corporation’s Bylaws may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of Voting Stock, voting together as a single class. On and after the Trigger Date, the Corporation’s Bylaws may be adopted, amended, altered or repealed by (i) a vote of a majority of the total number of directors that the Corporation would have if there were no vacancies or (ii) in addition to any other vote otherwise required by law, the affirmative vote of the holders of ~~at least sixty-six and two-thirds percent (662∕3%)~~a majority of the voting power of ~~the then~~all outstanding shares of Voting Stock, voting together as a single class.
B.   Amendments to this Certificate of Incorporation.   The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed herein and by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Certificate of Incorporation or the

Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or otherwise, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law or otherwise, no provision of Article FIFTH, Article SIXTH, Article SEVENTH, Article NINTH, Article TENTH or Article ELEVENTH of this Certificate of Incorporation may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless in addition to any other vote required by this Certificate of Incorporation or otherwise required by law, ~~(i) prior to the Trigger Date,~~ such alteration, amendment, repeal or adoption is approved by~~, in addition to any other vote otherwise required by law,~~ the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Voting Stock, voting together as a single class~~, and (ii) from and after the Trigger Date, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of holders of at least sixty-six and two-thirds percent (662∕3%) of the voting power of all outstanding shares of Voting Stock, voting together as a single class, at a meeting of the Corporation’s stockholders called for that purpose.~~.
ELEVENTH. The Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, this Certificate of Incorporation (as may be amended, altered, changed or repealed in accordance with Section B of Article TENTH) or the Bylaws of the Corporation or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Unless a majority of the Board of Directors, acting on behalf of the Corporation, consents in writing to the selection of an alternative forum (which consent may be given at any time, including during the pendency of litigation), the federal district courts of the United States of America, to the fullest extent permitted by law, shall be the sole and exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article ELEVENTH.
* * * * *

IN WITNESS WHEREOF, I have executed this Certificate of Incorporation as of this day of ~~October 7, 2015~~                 , 2021.
By:	~~/s/ David Brush~~
Name: ~~David Brush~~
Title: ~~Chief Financial Officer~~

Annex B
~~SECOND~~THIRD AMENDED AND RESTATED
BY-LAWS
OF
CPI CARD GROUP INC.
A DELAWARE CORPORATION
(hereinafter called the “Corporation”)
ARTICLE I
Offices
Section 1.1   Registered Office.   The registered office of the Corporation in the State of Delaware shall be located at 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.
Section 1.2   Other Offices.   The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II
Stockholders
Section 2.1   Annual Meetings.   An annual meeting of stockholders shall be held each year for the election of directors and the ~~Chairman~~Chairperson of the Board of Directors (herein called “~~Chairman~~Chairperson”) at such date, time and place either within or without the State of Delaware as shall be designated by the Board of Directors. Any other proper business may be transacted at the annual meeting of stockholders. The Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a) of the General Corporation Law of the State of Delaware, as amended (the “DGCL”). The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.
Section 2.2   Special Meetings.   Special meetings of the stockholders may only be called in the manner provided in the Corporation’s certificate of incorporation as then in effect (the “Certificate of Incorporation”). Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. The Board of Directors may postpone, reschedule or cancel any previously called special meeting of stockholders.
Section 2.3   Notice of Meeting.   Unless otherwise provided by law, whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the date, time and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present in person and vote at such meeting. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at the meeting.
(a)   Form of Notice.   All such notices shall be delivered in writing or by a form of electronic transmission if receipt thereof has been consented to by the stockholder to whom the notice is given. If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, addressed to the stockholder at his, her or its address as the same appears on the records of the Corporation. If given by facsimile telecommunication, such notice shall be deemed given when directed to a number at which the stockholder has consented to receive notice by facsimile. Subject to the limitations of Section 2.3(~~c~~b), if given by electronic transmission, such notice shall be deemed to be delivered: (i) by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (ii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (x) such posting and (y) the giving of such separate notice; and (iii) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary of the Corporation (the “Secretary”) or an assistant secretary of the Corporation, the transfer agent of the Corporation or any other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
(b)   Notice by Electronic Delivery.   Without limiting the manner by which notice otherwise may be given effectively to stockholders of the Corporation pursuant to the DGCL, the Certificate of Incorporation or these by-laws, any notice to stockholders of the Corporation given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these by-laws shall be effective if given by a form of electronic transmission consented to by the stockholder of the Corporation to whom the notice is given. Any such consent shall be deemed revoked if: (i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and (ii) such inability becomes known to the ~~secretary~~Secretary or an assistant secretary of the Corporation or to the transfer agent or other person responsible for the giving of notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. For purposes of these by-laws, except as otherwise limited by applicable law, the term “electronic transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such recipient through an automated process.
Section 2.4   Adjournments.   Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
Section 2.5   Quorum.   Unless otherwise provided by law or the Certificate of Incorporation, at each meeting of stockholders, the presence in person, by means of remote communication, if any, or representation by proxy of the holders of a majority of the outstanding shares of each class of capital stock entitled to vote at the meeting shall constitute a quorum for the transaction of business. For purposes of the foregoing, two or more classes or series of capital stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the ~~stockholders so present and represented may, by vote of the holders of a majority of the shares of capital stock of the Corporation so present and represented,~~chairperson of the meeting may adjourn the meeting from time to time until a quorum shall attend, and the provisions of Section ~~2.5~~2.4 of these by-laws shall apply to each such adjournment. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.
Section 2.6   Organization.   Meetings of stockholders shall be presided over by the ~~Chairman~~Chairperson, or in his or her absence by the Vice ~~Chairman~~Chairperson of the Board of Directors (herein called “Vice Chairperson”), if any, or in his or her absence by the President, or, in the absence of the foregoing persons, by a ~~chairman~~chairperson designated by the Board of Directors, or, in the absence of such designation, by a ~~chairman~~chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the ~~chairman~~chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 2.7   Voting; Proxies.   Unless otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock held by him or her which has voting power on the subject matter submitted to a vote at the meeting. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary before the proxy is voted. Unless otherwise required by law, voting of stockholders for the election of directors need not be by written ballot. Voting of stockholders for all other matters need not be by written ballot unless so determined at a stockholders meeting by the vote of the holders of a majority of the outstanding shares of each class of capital stock present in person, by means of remote communication, if any, or represented by proxy at the meeting and entitled to vote on the subject matter submitted to a vote at the meeting. Unless otherwise provided by law or the Certificate of Incorporation, the vote of the holders of a majority of the shares of capital stock of the Corporation present in person, by means of remote communication, if any, or represented by proxy at a meeting at which a quorum is present and entitled to vote on the subject matter submitted to a vote at the meeting shall be the act of the stockholders.
Section 2.8   Fixing Date for Determination of Stockholders of Record.   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall not be more than sixty days nor less than ten days before the date of such meeting, more than ten days after the date upon which the resolution fixing the record date with respect to the taking of corporate action by written consent without a meeting is adopted by the Board of Directors or more than sixty days prior to any other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; (c) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when prior action by the Board of Directors is required, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (d) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
Section 2.9   List of Stockholders Entitled to Vote.   The Secretary shall make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing in this Section 2.9 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, ~~during ordinary business hours,~~ for a period of at least ten days prior to the meeting~~, either~~: (a) during ordinary business hours, at the Corporation’s principal place of business, or (b) at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present~~.~~ or, if the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.10   Advance Notice of Stockholder Business and Director Nominations.
(a) ~~Business at~~ Annual Meetings of Stockholders.
(i)   Only such ~~business (other than~~ nominations of persons for election to the Board of Directors~~, which must be made in compliance with and are governed exclusively by Section 2.10(b))~~ and the proposal of business other than nominations to be considered by the stockholders shall be conducted at an annual meeting of the stockholders as shall have been brought before the meeting (A) as specified in the Corporation’s notice of meeting (or any supplement thereto) with respect to such annual meeting given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (B) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (C) by any stockholder of the Corporation who (1) was a stockholder of record at the time of giving of notice provided for in Section 2.10(a), as of the record date for the meeting and at the time of the meeting, (2) is entitled to vote at ~~the~~such annual meeting and (3) complies with the notice procedures set forth in this Section 2.10(a). For the avoidance of doubt, the foregoing clause (C) of this Section 2.10(a)(i) shall be the exclusive means for a stockholder to make nominations, or to propose any other ~~such~~ business (other than business included in the Corporation’s proxy materials pursuant to and in compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) before an annual meeting of stockholders.
(ii)   For ~~any business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and are governed exclusively by Section 2.10(b))~~nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder giving notice under this Section 2.10 (each, a “Noticing Party”) must have given timely notice thereof in proper written form as described in Section 2.10(a)(~~iii~~iv) to the Secretary; and, in the case of business other than nominations, any such proposed business must be a proper matter for stockholder action and the ~~stockholder~~Noticing Party and the Stockholder Associated Person (as defined in Section 2.10(~~e~~d)) must have acted in accordance with the representations set forth in the Solicitation Statement (as defined in Section 2.10(a)(~~iii~~iv)) required by these by-laws. To be timely, a stockholder’s notice for ~~such~~nominations or other business must be received by the Secretary at the principal executive offices of the Corporation in proper written form not less than ninety (90) days and not more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before such anniversary date and ends thirty (30) days after such anniversary date, or if no annual meeting was held in the preceding year, such stockholder’s notice must be delivered by the later of (A) the tenth day following the day the Public Announcement (as defined in Section 2.10(~~e~~d)) of the date of the annual meeting is first made or (B) the date which is ninety (90) days prior to the date of the annual meeting. In no event shall any adjournment, deferral or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. Notices delivered pursuant to Section 2.10(a)~~)~~ will be deemed received on any given day if received prior to the close of business on such day.
(iii)    Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in Section 2.10(a) and only persons who are nominated in accordance and compliance with the procedures set forth in this Section 2.10(a) shall be eligible for election to the Board of Directors at an annual meeting of stockholders.
~~(iii)   To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter of business the stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting (including the specific text of any resolutions or actions proposed for consideration and if such business includes a proposal to amend the Certificate of Incorporation or these by-laws, the specific language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and address of the stockholder proposing such business, as they appear on the Corporation’s books, the name and address (if different from the Corporation’s books) of such proposing stockholder, and the name and address of any Stockholder Associated Person covered by clauses (C), (D), (F) and (G) below, (C) the class and number of shares of stock of the Corporation which are directly or indirectly held of record or beneficially owned by such stockholder or by any Stockholder Associated Person, a description of any Derivative Positions (as defined~~

~~in Section 2.10(e)) directly or indirectly held or beneficially owned by the stockholder or any Stockholder Associated Person, and whether and to the extent to which a Hedging Transaction (as defined in Section 2.10(e)) has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, (D) a description of all arrangements or understandings between such stockholder or any Stockholder Associated Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder, any Stockholder Associated Person or such other person or entity in such business, (E) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (F) any other information related to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies or consents (even if a solicitation is not involved) by such stockholder or Stockholder Associated Person in support of the business proposed to be brought before the meeting pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder and (G) a representation as to whether such stockholder or any Stockholder Associated Person will solicit, directly or indirectly, a proxy from holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the proposal or otherwise to solicit proxies from stockholders in support of the proposal (such representation, a “Solicitation Statement”). In addition, any stockholder who submits a notice pursuant to Section 2.10(a) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.10(d).~~
~~(iv)   Notwithstanding anything in these by-laws to the contrary, no business (other than nominations of persons for election to the Board of Directors, which must be made in compliance with and are governed exclusively by Section 2.10(b)) shall be conducted at an annual meeting except in accordance with the procedures set forth in Section 2.10(a).~~
(iv)   To be in proper written form, a Noticing Party’s notice to the Secretary shall set forth:
A.
as to each person that the stockholder proposes to nominate for election or re-election as a director of the Corporation (each, a “Proposed Nominee”):

1.
the name, age, business address and residence address of the Proposed Nominee;

2.
the principal occupation or employment of the Proposed Nominee;

3.
a written questionnaire and written representation and agreement pursuant to Section 2.10(e);

4.
a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings, written or oral, during the past three (3) years, and any other material relationships, between or among such Proposed Nominee, on the one hand, and such Noticing Party or any Stockholder Associated Person, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K of the United States federal securities laws as if such Noticing Party and any Stockholder Associated Person were the “registrant” for purposes of such rule and the Proposed Nominee were a director or executive officer of such registrant; and

5.
any other information relating to such Proposed Nominee or such Proposed Nominee’s associates that would be required to be disclosed in a proxy statement or other filings required to be made by such Noticing Party or any Stockholder Associated Person in connection with the solicitation of proxies or consents for a contested election of directors (even if an election contest or proxy solicitation is not involved), or is otherwise required, pursuant to Section 14 of the Exchange Act (collectively, the “Proxy Rules”);

B.
as to any other business that such Noticing Party proposes to bring before the meeting:

1.
a reasonably brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;

2.
the text of the proposal or business (including the complete text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Certificate of Incorporation or these by-laws, the language of the proposed amendment); and
3.
all other information relating to such business that would be required to be disclosed in a proxy statement or other filing required to be made by such Noticing Party or any Stockholder Associated Person in connection with the solicitation of proxies in support of such proposed business by such Noticing Party or any Stockholder Associated Person pursuant to the Proxy Rules; and

C.
as to such Noticing Party, each Proposed Nominee and each Stockholder Associated Person:

1.
the name and address of such Noticing Party, each Proposed Nominee and each Stockholder Associated Person (including, as applicable, as they appear on the Corporation’s books and records);

2.
the class or series and number of shares of each class or series of capital stock (if any) of the Corporation which are directly or indirectly owned beneficially and/or of record by such Noticing Party, any Proposed Nominee or any Stockholder Associated Person and the date such shares were acquired and the investment intent of such acquisition;

3.
the name of each nominee holder for, and number of, any securities of the Corporation owned beneficially but not of record by such Noticing Party, any Proposed Nominee or any Stockholder Associated Person and any pledge by such Noticing Party, any Proposed Nominee or any Stockholder Associated Person with respect to any of such securities;

4.
any Short Interest (as defined below) held by or involving such Noticing Party, any Proposed Nominee or any Stockholder Associated Person;

5.
a complete and accurate description of all agreements, arrangements or understandings, written or oral, (including any derivative or short positions, profit interests, Hedging Transactions (as defined below), options, warrants, convertible securities, stock appreciation or similar rights and borrowed or loaned shares) that have been entered into by, or on behalf of, such Noticing Party, any Proposed Nominee or any Stockholder Associated Person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the price of any securities of the Corporation, or maintain, increase or decrease the voting power of such Noticing Party, any Proposed Nominee or any Stockholder Associated Person with respect to securities of the Corporation, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation (any of the foregoing, a “Derivative Instrument”);

6.
any substantial interest, direct or indirect (including any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such Noticing Party, any Proposed Nominee or any Stockholder Associated Person in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Corporation securities where such Noticing Party, such Proposed Nominee or such Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

7.
a complete and accurate description of all agreements, arrangements or understandings, written or oral, (I) between or among such Noticing Party and any of the Stockholder Associated Persons or (II) between or among such Noticing Party or any Stockholder Associated Person and any other person or entity (naming each such person or entity) or any Proposed Nominee, including, without limitation, (x) any proxy, contract, arrangement, understanding or relationship pursuant to which such Noticing Party or any Stockholder Associated Person has a right to vote any security of the Corporation, (y) any understanding, written or oral, that such Noticing Party or any Stockholder Associated Person may have reached with any stockholder of the Corporation (including the name of such stockholder) with respect to how such stockholder will vote such stockholder’s shares in the Corporation at any meeting of the Corporation’s stockholders or take other action in support of any Proposed Nominee or other business, or other action to be taken, by such Noticing Party or any Stockholder Associated Person and (z) any other agreements that would be required to be disclosed by such Noticing Party, any Proposed Nominee, any Stockholder Associated Person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D pursuant to Section 13 of the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to such Noticing Party, any Proposed Nominee, any Stockholder Associated Person or any other person or entity);
8.
any rights to dividends on the shares of the Corporation owned beneficially by such Noticing Party, any Proposed Nominee or any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation;

9.
any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which such Noticing Party, any Proposed Nominee or any Stockholder Associated Person is (I) a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership or (II) the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity;

10.
any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by such Noticing Party, any Proposed Nominee or any Stockholder Associated Person;

11.
any direct or indirect interest of such Noticing Party, any Proposed Nominee or any Stockholder Associated Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, without limitation, any employment agreement, collective bargaining agreement or consulting agreement);

12.
a description of any material interest of such Noticing Party, any Proposed Nominee or any Stockholder Associated Person in the business proposed by such Noticing Party, if any, or the election of any Proposed Nominee;

13.
a complete and accurate description of any performance-related fees (other than an asset-based fee) to which such Noticing Party, any Proposed Nominee or any Stockholder Associated Person may be entitled as a result of any increase or decrease in the value of the Corporation’s securities or any Derivative Instruments, including, without limitation, any such interests held by members of such Noticing Party’s, any Proposed Nominee’s or Stockholder Associated Person’s immediate family sharing the same household; and

14.
all other information relating to such Noticing Party or any Stockholder Associated Person, or such Noticing Party’s or any Stockholder Associated Person’s associates, that would be required to be disclosed in a proxy statement or other filing in connection with the solicitation of proxies in support of the business proposed by such Noticing Party, if any, or for the election of any Proposed Nominee in a contested election or otherwise pursuant to the Proxy Rules;

D.
a representation that such Noticing Party intends to appear in person, by means of remote communication, if any, or by proxy at the meeting to bring such business before the meeting or nominate any Proposed Nominees, as applicable, and an acknowledgment that, if such Noticing Party (or a Qualified Representative (as defined below) of such Noticing Party) does not appear to present such business or Proposed Nominees, as applicable, at such meeting, the Corporation need not present such business or Proposed Nominees for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation;

E.
a complete and accurate description of any pending or, to such Noticing Party’s knowledge, threatened legal proceeding in which such Noticing Party, any Proposed Nominee or any

Stockholder Associated Person is a party or participant involving the Corporation or, to such Noticing Party’s knowledge, any officer, director, affiliate or associate of the Corporation;
F.
a representation from such Noticing Party as to whether such Noticing Party or any Stockholder Associated Person intends or is part of a group that intends (1) to deliver a proxy statement and/or form of proxy to a number of holders of the Corporation’s voting shares reasonably believed by such Noticing Party to be sufficient to approve or adopt the business to be proposed or elect the Proposed Nominees, as applicable, or (2) engage in a solicitation (within the meaning of Exchange Act Rule 14a-1(l)) with respect to the nomination or other business, as applicable, and if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation (such representation, a “Solicitation Statement”); and

G.
a description of any agreement, arrangement or understanding, written or oral, the effect or intent of which is to increase or decrease the voting power of such Noticing Party or any Stockholder Associated Person with respect to any shares of the capital stock of the Corporation, without regard to whether such agreement, arrangement or understanding is required to be reported on a Schedule 13D in accordance with the Exchange Act.

(v)   In addition to the information required above, the Corporation may require any Noticing Party to furnish such other information as the Corporation may reasonably require to determine the eligibility or suitability of a Proposed Nominee to serve as a director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such Proposed Nominee, under the listing standards of each securities exchange upon which the Corporation’s securities are listed, any applicable rules of the Securities and Exchange Commission, any generally applicable standards used by the Board of Directors in selecting nominees for election as a director and for determining and disclosing the independence of the Corporation’s directors, including those applicable to a director’s service on any of the committees of the Board of Directors, or the requirements of any other laws or regulations applicable to the Corporation. If requested by the Corporation, any supplemental information required under this paragraph shall be provided by a Noticing Party within ten (10) days after it has been requested by the Corporation.
~~(b)   Nominations at Annual Meetings of Stockholders.~~
~~(i)   Only persons who are nominated in accordance and compliance with the procedures set forth in this 2.10(b) shall be eligible for election to the Board of Directors at an annual meeting of stockholders.~~
~~(ii)   Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of stockholders only (A) by or at the direction of the Board of Directors or (B) by any stockholder of the Corporation who (1) was a stockholder of record at the time of giving of notice provided for in this Section 2.10(b), as of the record date for the meeting and at the time of the annual meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Section 2.10(b). For the avoidance of doubt, clause (B) of this Section 2.10(b)(ii) shall be the exclusive means for a stockholder to make nominations of persons for election to the Board of Directors at an annual meeting of stockholders. For nominations to be properly brought by a stockholder at an annual meeting of stockholders, the stockholder must have given timely notice thereof in proper written form as described in Section 2.10(b)(iii) to the Secretary and the stockholder and the Stockholder Associated Person must have acted in accordance with the representations set forth in the Nomination Solicitation Statement required by these by-laws. To be timely, a stockholder’s notice for the nomination of persons for election to the Board of Directors must be delivered to the Secretary at the principal executive offices of the Corporation in proper written form not less than ninety (90) days and not more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before such anniversary date and ends thirty (30) days after such anniversary date, or if no annual meeting was held in the preceding year, such stockholder’s notice must be delivered by the later of the tenth day following the day the Public Announcement of the date of the annual meeting is first made and the date which is ninety (90) days prior to the date of the annual meeting. In no event shall any adjournment, deferral or postponement of an annual meeting or the announcement thereof commence a new time period~~

~~for the giving of a stockholder’s notice as described above. Notices delivered pursuant to this Section 2.10(b) will be deemed received on any given day if received prior to the close of business on such day.~~
~~(iii)   To be in proper written form, a stockholder’s notice to the Secretary shall set forth (A) as to each person that the stockholder proposes to nominate for election or re-election as a director of the Corporation, (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of capital stock of the Corporation which are directly or indirectly owned beneficially or of record by the person, (4) the date such shares were acquired and the investment intent of such acquisition and (5) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies or consents for a contested election of directors (even if an election contest or proxy solicitation is not involved), or is otherwise required, pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee, if applicable, and to serving if elected), (B) as to the stockholder giving the notice, the name and address of such stockholder, as they appear on the Corporation’s books, the residence name and address (if different from the Corporation’s books) of such proposing stockholder, and the name and address of any Stockholder Associated Person covered by clauses (C), (D), (F) and (G) below, (C) the class and number of shares of stock of the Corporation which are directly or indirectly held of record or beneficially owned by such stockholder or by any Stockholder Associated Person with respect to the Corporation’s securities, a description of any Derivative Positions directly or indirectly held or beneficially held by the stockholder or any Stockholder Associated Person, and whether and the extent to which a Hedging Transaction has been entered into by or on behalf of such stockholder or any Stockholder Associated Person, (D) a description of all arrangements or understandings (including financial transactions and direct or indirect compensation) between such stockholder or any Stockholder Associated Person and each proposed nominee and any other person or entity (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (E) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (F) any other information relating to such stockholder or any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies or consents for a contested election of directors (even if an election contest or proxy solicitation is not involved), or otherwise required, pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, and (G) a representation as to whether such stockholder or any Stockholder Associated Person will solicit, directly or indirectly, a proxy from the holders of a sufficient number of the Corporation’s outstanding shares reasonably believed by the stockholder or any Stockholder Associated Person, as the case may be, to elect each proposed nominee or otherwise to solicit proxies from stockholders in support of the nomination(such representation, a “Nomination Solicitation Statement”).~~
(vi)   In addition, any ~~stockholder who submits a notice pursuant to this 2.10(b)~~ Noticing Party is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.10(~~d~~c) and shall comply with Section 2.10(~~f~~e).
(~~iv)~~vii)   Notwithstanding anything in Section 2.10(~~b~~a)(ii) to the contrary, if the number of directors to be elected to the Board of Directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) days prior to the last day a stockholder may deliver a notice of nomination in accordance with Section 2.10(~~b~~a)(ii), a stockholder’s notice required by Section 2.10(~~b~~a)(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such Public Announcement is first made by the Corporation.
(~~c~~b)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting. Only persons who are nominated in accordance and compliance with the procedures set forth in this Section 2.10(~~c~~b) shall be eligible for election to the Board of Directors at a special meeting of stockholders at which directors are to be elected. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the notice of meeting only (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors are to be elected at such special meeting, by any stockholder of the Corporation who (A) was a stockholder of record at the time of giving of notice provided for in this Section 2.10(~~c~~b), as of the record date for the meeting and at the time of the special meeting, (B) is entitled to vote at the meeting and (C) complies with the notice procedures provided for in this Section 2.10(~~c~~b). For the avoidance of doubt, the foregoing clause (ii) of this Section 2.10(~~c~~b) shall be the exclusive means for a stockholder to propose nominations of persons for election to the Board of Directors at a special meeting of stockholders at which directors are to be elected, as previously determined by the Board of Directors. For nominations to be properly brought by a stockholder at a special meeting of stockholders, the stockholder must have given timely notice thereof in proper written form as described in this Section 2.10(~~c~~b) to the Secretary. To be timely, a stockholder’s notice for the nomination of persons for election to the Board of Directors must be received by the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which a Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment, deferral or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. Notices delivered pursuant to this Section 2.10(~~c~~b) will be deemed received on any given day if received prior to the close of business on such day. To be in proper written form, such stockholder’s notice shall set forth all of the information required by, and otherwise be in compliance with, Section 2.10(~~b~~a)(~~iii~~iv). In addition, any stockholder who submits a notice pursuant to this Section 2.10(~~c~~b) is required to update and supplement the information disclosed in such notice, if necessary, in accordance with Section 2.10(~~d~~c) and shall comply with Section 2.10(~~f~~e).
(~~d~~c)   Update and Supplement of Stockholder’s Notice.   Any stockholder who submits a notice of proposal for business or nomination for election pursuant to this Section 2.10 is required to update and supplement the information disclosed in such notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the stockholders entitled to notice of the meeting of stockholders and as of the date that is ten (10) business days prior to such meeting of the stockholders or any adjournment or postponement thereof, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth business day after the record date for the meeting of stockholders (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth business day prior to the date for the meeting of stockholders or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting of stockholders or any adjournment or postponement thereof). For the avoidance of doubt, any information provided pursuant to this Section 2.10(c) shall not be deemed to cure any deficiencies in a notice previously delivered pursuant to this Section 2.10 and shall not extend the time period for the delivery of notice pursuant to this Section 2.10. If a Noticing Party fails to provide such written update within such period, the information as to which such written update relates may be deemed not to have been provided in accordance with this Section 2.10.
(~~e~~d)   Definitions.   For purposes of this Section 2.10, the term:
~~(i) “Derivative Positions” means, with respect to a stockholder or any Stockholder Associated Person, any derivative positions including, without limitation, any short position, profits interest, option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise and any performance-related fees to which such stockholder or any Stockholder Associated Person is entitled based, directly or indirectly, on any increase or decrease in the value of shares of capital stock of the Corporation;~~
(i)   “affiliate” and “associate” each shall have the respective meanings set forth in Rule 12b-2 under the Exchange Act;

(ii)   “beneficial owner” or “beneficially owned” shall have the meaning set forth for such terms in Section 13(d) of the Exchange Act;
(iii)   “close of business” shall mean 5:00 p.m. Eastern Time on any calendar day, whether or not the day is a business day;
(~~ii~~iv)   “Hedging Transaction” means, with respect to a stockholder or any Stockholder Associated Person, any hedging or other transaction (such as borrowed or loaned shares) or series of transactions, or any other agreement, arrangement or understanding, the effect or intent of which is to increase or decrease the voting power or economic or pecuniary interest of such stockholder or any Stockholder Associated Person with respect to the Corporation’s securities;
(~~iii~~v)   “Public Announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act; ~~and~~
(vi)   “Qualified Representative” of a Noticing Party means (A) a duly authorized officer, manager or partner of such Noticing Party or (B) a person authorized by a writing executed by such Noticing Party (or a reliable reproduction or electronic transmission of the writing) delivered by such Noticing Party to the Corporation prior to the making of any nomination or proposal at a stockholder meeting stating that such person is authorized to act for such Noticing Party as proxy at the meeting of stockholders, which writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, must be produced at the meeting of stockholders;
(vii)   “Short Interest” shall mean any agreement, arrangement, understanding, relationship or otherwise, including, without limitation, any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving any Noticing Party or any Stockholder Associated Person of any Noticing Party directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Noticing Party or any Stockholder Associated Person of any Noticing Party with respect to any class or series of shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of shares of the Corporation; and
(~~iv~~viii)   “Stockholder Associated Person” ~~of any stockholder means~~shall mean, with respect to any Noticing Party, (A) any person ~~controlling,~~ directly or indirectly~~, or~~ controlling, controlled by, under common control with such Noticing Party, (B) any member of the immediate family of such Noticing Party sharing the same household, (C) any person who is a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act (or any successor provision at law)) with or otherwise acting in concert with~~,~~ such ~~stockholder~~Noticing Party or Stockholder Associated Person with respect to the stock of the Corporation, (~~B~~D) any beneficial owner of shares of stock of the Corporation owned of record ~~or beneficially by such stockholder or (C) any person directly or indirectly controlling, controlled by or under common control with such~~by such Noticing Party or Stockholder Associated Person (other than a stockholder that is a depositary), (E) any affiliate or associate of such Noticing Party or any Stockholder Associated Person, (F) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such Noticing Party or Stockholder Associated Person with respect to any proposed business or nominations, as applicable, and (G) any Proposed Nominee.
(~~f~~e)   Submission of Questionnaire, Representation and Agreement.   To be qualified to be a nominee for election or reelection as a director of the Corporation, a ~~person~~Proposed Nominee must deliver (in the case of a person nominated by a stockholder in accordance with Sections 2.10(~~b~~a) or 2.10(~~c~~b), in accordance with the time periods prescribed for delivery of notice under such sections) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such ~~person and~~Proposed Nominee completed by such Proposed Nominee in the form required by the Corporation (which form such Noticing Party shall request in writing from the Secretary prior to submitting notice and which the Secretary shall provide to such Noticing Party within ten (10) days after receiving such request) and the background of any other person or entity on whose behalf the nomination is being made

~~(which questionnaire shall be provided by the Secretary upon written request)~~ and a written representation and agreement ~~(in the form provided by the Secretary upon written~~completed by such Proposed Nominee in the form required by the Corporation (which form such Noticing Party shall request in writing from the Secretary prior to submitting notice and which the Secretary shall provide to such Noticing Party within ten (10) days after receiving such request) providing that such ~~person~~Proposed Nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such ~~person~~Proposed Nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee that has not been disclosed ~~therein and~~to the Corporation, (iii) would be in compliance, and if elected as a director of the Corporation will comply, with all applicable ~~publicly disclosed~~rules of any securities exchanges upon which the Corporation’s securities are listed, the Certificate of Incorporation, these by-laws, all generally applicable corporate governance, ethics, conflict of interest, confidentiality and stock ownership and trading policies and all other guidelines and policies of the Corporation and all applicable fiduciary duties under state law, and (iv) consents to being named as a nominee in the Corporation’s proxy statement and form of proxy for the meeting and to serving a full term as a director of the Corporation, if elected. A signed copy of each of the questionnaire and the written representation and agreement must be delivered to the Corporation ~~within 10 days of the date that the Corporation makes such questionnaire or statement, as applicable, available to the stockholder seeking to make such nomination or to such nominee~~in accordance with the time periods prescribed for delivery of notice under such Section 2.10(a) or Section 2.10(b), as applicable. The Corporation may also require any ~~proposed nominee~~Proposed Nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such ~~proposed nominee~~Proposed Nominee to serve either as a director of the Corporation or as an independent director of the Corporation under applicable Securities and Exchange Commission and stock exchange rules and the Corporation’s publicly disclosed corporate governance guidelines, or that could be material to a reasonable stockholder’s understanding of the qualifications and/or independence, or lack thereof, of such nominee, as determined in the Board of Directors’ sole discretion.
(~~g~~f)   Authority of ~~Chairman~~Chairperson.   Except as otherwise provided by applicable law, the Certificate of Incorporation or these by-laws, the ~~Chairman~~chairperson of the meeting shall have the power and duty to determine whether any nomination or other business proposed to be brought before the meeting was made or brought in accordance with the procedures set forth in these by-laws and, if any nomination or other business is not made or brought in compliance with these by-laws, to declare that such nomination or proposal of other business be disregarded and not acted upon.
(~~h~~g)   Compliance with Exchange Act.   Notwithstanding the foregoing provisions of these by-laws, a stockholder shall also comply with all applicable requirements of the Exchange Act ~~and the rules and regulations promulgated thereunder~~ with respect to the matters set forth in these by-laws; provided, however, that any references in these by-laws to the Exchange Act ~~or the rules and regulations promulgated thereunder~~ are not intended to and shall not limit the requirements applicable to any nomination or other business to be considered pursuant to Section 2.10.
(~~i~~h)   Effect on Other Rights.   Nothing in these by-laws shall be deemed to (A) affect any rights of the stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, (B) confer upon any stockholder a right to have a nominee or any proposed business included in the Corporation’s proxy statement, except as set forth in the Certificate of Incorporation or these by-laws, (C) affect any rights of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation or (D) limit the exercise, the method or timing of the exercise of, the rights of any person granted by the Corporation to nominate directors (including pursuant to that Director Nomination Agreement, dated as of October 15, 2015 (as amended or supplemented from time to time, the “Nomination Agreement”)), by and between the Corporation and the investors party thereto ~~(“Investors”))~~, which rights may be exercised without compliance with the provisions of this Section 2.10.

Section 2.11   Action by Stockholders Without a Meeting.   So long as stockholders of the Corporation have the right to act by written consent in accordance with Section A of Article SEVENTH of the Certificate of Incorporation, the following provisions shall apply:
(a)   Record Date.   For the purpose of determining the stockholders entitled to consent to corporate action in writing without a meeting as may be permitted by the Certificate of Incorporation or the certificate of designation relating to any outstanding class or series of preferred stock, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) (or the maximum number permitted by applicable law) days after the date on which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take action by written consent shall, by written notice to the Secretary, request that the Board of Directors fix a record date, which notice shall include the text of any proposed resolutions. If no record date has been fixed by the Board of Directors pursuant to this Section 2.11(a) or otherwise within ten (10) days of receipt of a valid request by a stockholder, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required pursuant to applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation pursuant to Section 2.11(b); provided, however, that if prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall in such an event be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
(b)   Generally.   Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of stockholders to take such action are delivered to the Corporation, in the manner required by this Section 2.11, within sixty (60) (or the maximum number permitted by applicable law) days of the date of the earliest dated consent delivered to the Corporation in the manner required by this Section 2.11. The validity of any consent executed by a proxy for a stockholder pursuant to an electronic transmission transmitted to such proxy holder by or upon the authorization of the stockholder shall be determined by or at the direction of the Secretary. A written record of the information upon which the person making such determination relied shall be made and kept in the records of the proceedings of the stockholders. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of stockholders. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given by the Corporation (at its expense) to those stockholders who have not consented in writing.
Section 2.12   Conduct of Meetings.
~~(a) Generally.   Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence or disability by the Chief Executive Officer, or in the Chief Executive Officer’s absence or disability, by the President, or in the President’s absence or disability, by a Vice President. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence or disability the chairman of the meeting may appoint any person to act as secretary of the meeting.~~
(~~b~~a)   Rules, Regulations and Procedures.   The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the Corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the ~~chairman~~chairperson of any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such ~~chairman~~chairperson, are appropriate or convenient for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the ~~chairman~~chairperson of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as shall be determined by the chairperson of the meeting; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; ~~and~~ (v) limitations on the time allotted to questions or comments by participants; (vi) removal of any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines; (vii) conclusion, recess or adjournment of the meeting, regardless of whether a quorum is present, to a later date and time and at a place, if any, announced at the meeting; (viii) restrictions on the use of audio and video recording devices, cell phones and other electronic devices; (ix) rules, regulations or procedures for compliance with any state and local laws and regulations concerning safety, health and security; (x) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting and (xi) any guidelines and procedures as the chairperson may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting, whether such meeting is to be held at a designated place or solely by means of remote communication. The chairperson of a stockholder meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine and declare to the meeting that a matter or business was not properly brought before the meeting, and, if the chairperson should so determine, the chairperson shall so declare to the meeting and any such matter of business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the ~~chairman~~chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The ~~chairman~~chairperson of the meeting or the Secretary shall determine and announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted. The ~~chairman~~chairperson shall have the power to adjourn the meeting to another place, if any, date and time.
(~~c~~b)   Inspectors of Elections.   The Corporation may, and to the extent required by law shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the ~~chairman~~chairperson of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. Every vote taken by ballots shall be counted by a duly appointed inspector or duly appointed inspectors.
ARTICLE III
Board of Directors
Section 3.1   Powers; Number; Qualifications.   Unless otherwise provided by law or the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Unless otherwise provided by the Certificate of Incorporation, the Board of Directors shall consist of such number of directors as the Board of Directors shall from time to time designate. Unless otherwise provided by the Certificate of Incorporation, directors need not be stockholders.
Section 3.2   Election; Term of Office; Resignation; Vacancies.   A nominee for director shall be elected to the Board of Directors if a majority of the votes cast are in favor of such nominee’s election; provided, however, that, if the ~~number of~~Secretary receives a notice that a stockholder has nominated or intends to nominate a person for election to the Board in compliance with the requirements for stockholder nominees for director ~~exceeds the number of directors to be elected,~~set forth in Section 2.10 of these by-laws and such nomination has not been withdrawn by such stockholder on or prior to the tenth (10th) day before the Corporation first mails its notice of meeting for such meeting to the stockholders, then directors shall be elected by a plurality of the votes of the shares represented in person, by means of remote communication, if any, or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Any director may resign at any time upon written notice to the Corporation directed to the Board of Directors or the Secretary. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Unless otherwise provided by the Certificate of Incorporation or by these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors or any other cause may be filled by the vote of a majority of the directors then in office, although less than a quorum, or by the vote of the sole remaining director. Whenever the holders of shares of any class or classes of capital stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series thereof may be filled by the vote of a majority of the directors elected by such class or classes or series thereof then in office, or by the vote of the sole remaining director so elected.
Section 3.3   Regular Meetings.   Regular meetings of the Board of Directors shall be held at such dates, times and places either within or without the State of Delaware as the Board of Directors shall from time to time determine.
Section 3.4   Special Meetings.   Special meetings of the Board of Directors may be called at any time by the ~~Chairman~~Chairperson, the Vice ~~Chairman~~Chairperson, if any, the President or by ~~any member of~~ the Board of Directors. Each special meeting shall be held at such date, time and place, either within or without the State of Delaware, as shall be fixed by the person or persons calling the meeting.
Section 3.5   Notice of Meetings.   Written notice of each meeting of the Board of Directors shall be given which shall state the date, time and place of the meeting. The written notice of any meeting shall be given at least twenty-four hours in advance of the meeting to each director or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Notice may be given by ~~email,~~ letter, ~~telegram, telex or~~email, facsimile or other means of electronic transmission and shall be deemed to have been given when deposited in the United States mail~~, delivered to the telegraph company~~ or transmitted by ~~telex or~~email, facsimile or other means of electronic transmission, as the case may be.
Section 3.6   Telephonic Meetings Permitted.   Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or of such committee, by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this by-law shall constitute presence in person at such meeting.
Section 3.7   Quorum; Vote Required for Action.   Unless otherwise required by law, at each meeting of the Board of Directors, the presence of a majority of the directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the vote of a greater number is required by law or the Certificate of Incorporation. Any tie that results from a vote of the Board of Directors shall be broken by the ~~Chairman~~Chairperson, irrespective of whether such ~~Chairman~~Chairperson is also a regular voting member of the Board of Directors. In case at any meeting of the Board of Directors a quorum shall not be present, the members of the Board of Directors present may by majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall attend.
Section 3.8   Organization.   Meetings of the Board of Directors shall be presided over by the ~~Chairman~~Chairperson or in his or her absence by the Vice ~~Chairman~~Chairperson, if any, or in his or her absence by the ~~Chief Executive Officer~~President, or in their absence by a ~~chairman~~chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the ~~chairman~~chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 3.9   Action in Lieu of a Meeting.   Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if the members of the Board of Directors or of such committee thereof, as the case may be, unanimously consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or of such committee thereof.
Section 3.10   Compensation.   The Board of Directors or a duly authorized committee thereof shall have the authority to fix the compensation, including fees, reimbursement of expenses and equity compensation, of directors for services to the Corporation in any capacity, including for attendance of meetings of the Board of Directors or participation on any committees. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.
Section 3.11   Reliance on Books and Records.   A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of such person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
ARTICLE IV
Committees
Section 4.1   Committees.   The Board of Directors (i) may, by resolution passed by a majority of the Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation and (ii) shall during such period of time as any securities of the Corporation are listed on any exchange, by resolution passed by a majority of the directors then in office, designate all committees required by the rules and regulations of such exchange. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member of such committee at any meeting thereof. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.
Section 4.2   Power of Committees.   Except to the extent restricted by applicable law or the Certificate of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise all the powers and authority of the Board of Directors. Each such committee shall serve at the pleasure of the Board of Directors as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors upon request.
Section 4.3   Committee Rules.   Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a resolution by the Board of Directors or a provision in the rules of such committee to the contrary, the presence of a majority of the total number of members of such committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee.
ARTICLE V
Officers
Section 5.1   Officers; Elections.   As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect from its membership or outside thereof a President and a Secretary. The Board of Directors may also elect from its membership a Vice ~~Chairman of the Board of Directors (herein called “Vice Chairman”)~~Chairperson, and from its membership or outside thereof a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers or agents as it may determine. Unless otherwise provided by the Certificate of Incorporation, any number of offices may be held by the same person.
Section 5.2   Term of Office; Resignation; Removal; Vacancies.   Except as otherwise provided by the Board of Directors when electing any officer, each officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his or her election, or until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation directed to the Board of Directors and the Secretary. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer or agent with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer or agent, if any, with the Corporation, but the election of an officer or agent shall not of itself create any contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors.
Section 5.3   Powers and Duties.   The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these by-laws or in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors.
Section 5.4    ~~Chairman of the Board.~~ Chairperson.   The ~~Chairman of the Board~~ Chairperson shall supervise and direct the Chief Executive Officer and the President, subject to the control of the Board of Directors. He or she need not be an officer of the Corporation. When present, he or she shall preside at all meetings of the stockholders and of the Board of Directors. He or she may sign, with the Secretary or any other proper officer of the Corporation authorized by the Board of Directors, certificates for shares of the Corporation, and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these by-laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of ~~Chairman of the Board~~Chairperson and such other duties as may be prescribed by the Board of Directors from time to time.
Section 5.5   Chief Executive Officer.   The Chief Executive Officer, if any, shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise the business and affairs of the Corporation. He or she shall, in the absence of the ~~Chairman of the Board~~Chairperson, preside at all meetings of the stockholders and of the Board of Directors. He or she may sign, with the Secretary or any other proper officer of the Corporation authorized by the Board of Directors, certificates for shares of the Corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these by-laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.
Section 5.6   President.   The President shall be the principal operating officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise the business operations of the Corporation. He or she shall, in the absence of the ~~Chairman of the Board~~Chairperson and the Chief Executive Officer, preside at all meetings of the stockholders and of the Board of Directors. He or she may sign, with the Secretary or any other proper officer of the Corporation authorized by the Board of Directors, certificates for shares of the Corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these by-laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.
Section 5.7   Vice President.   ~~In~~Unless the Board of Directors determines otherwise, in the absence of the Chief Executive Officer and the President or in the event of the failure or refusal to act of the Chief Executive Officer and the President, the Vice President, if any, (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the Chief Executive Officer and the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer and the President. The Vice President or Vice Presidents, in general, shall perform such other duties as are incident to the office of Vice President, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him or her or them by the Board of Directors, the Chief Executive Officer or the President. The Board of Directors may designate one or more Vice Presidents as Executive Vice Presidents or Senior Vice Presidents.
Section 5.8   Secretary and Assistant Secretary.   The Secretary shall: (a) keep the minutes of the proceedings of the stockholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of any seal of the Corporation and if there is a seal of the Corporation, see that it is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) when requested or required, authenticate any records of the Corporation; (e) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (f) sign with the Chief Executive Officer, the President, a ~~Vice-President~~Vice President or the ~~Chairman of the Board~~Chairperson, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (g) have general charge of the stock transfer books of the Corporation; and (h) in general perform all duties incident to the office of secretary and such other duties as, from time to time, may be assigned to him or her by the Board of Directors, the Chief Executive Officer or the President. The Assistant Secretary shall, in the absence of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may, from time to time, prescribe.
Section 5.9   Treasurer.   The Treasurer, if any, shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies, or other depositaries as shall be selected by the Board of Directors; (c) in general, perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors; and (d) sign with the Chief Executive Officer, the President, a ~~Vice-President or the Chairman of the Board~~Vice President or the Chairperson certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine.
Section 5.10   Other Officers; Security.   The other officers, if any, of the Corporation shall have such duties and powers as generally pertain to their respective offices and such other duties and powers as the Board of Directors shall from time to time delegate to each such officer. The Board of Directors may require any officer, agent or employee to give security, by bond or otherwise, for the faithful performance of his or her duties.
Section 5.11   Compensation of Officers.   The compensation of each officer shall be fixed by the Board of Directors or a duly authorized committee thereof, and no officer shall be prevented from receiving such compensation by virtue of ~~his~~ also being a director.
ARTICLE VI
Stock
Section 6.1   Certificates.   The shares of stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares. If shares are represented by certificates, the certificates shall be in such form as required by applicable law and as determined by the Board of Directors. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue~~.~~ . When shares are not represented by certificates, shares of stock of the Corporation shall only be transferred on the books of the Corporation by the holder of record thereof or by such holder’s attorney duly authorized in writing, with such evidence of the authenticity of such transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps, and within a reasonable time after the issuance or transfer of such shares, the Corporation shall send the holder to whom such shares have been issued or transferred a written statement of the information required by applicable law. Unless otherwise provided by applicable law, the Certificate of Incorporation, by-laws or any other instrument the rights and obligations of stockholders are identical, whether or not their shares are represented by certificates.
Section 6.2   Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.   The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.
Section 6.3   Fixing a Record Date for Purposes Other Than Stockholder Meetings or Actions by Written Consent.   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action (other than stockholder meetings and stockholder written consents which are expressly governed by Sections 2.8 and 2.11), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
ARTICLE VII
Indemnification of Directors and Officers
Section 7.1   Right to Indemnification.   Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the ~~General Corporation Law of the State of Delaware~~DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expenses, liabilities and losses (including, without limitation, reasonable attorneys’ fees, judgments, fines and amounts paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Section 7.2 below with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this ARTICLE VII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the ~~Delaware General Corporation Law~~DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this ARTICLE VII or otherwise.
Section 7.2   Right of Indemnitee to Bring Suit.   If a claim under Section 7.1 above is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be thirty (30) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the ~~General Corporation Law of the State of Delaware~~DGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the ~~Delaware General Corporation Law~~DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE VII or otherwise shall be on the Corporation.
Section 7.3   Reliance.   Persons who after the date of the adoption of this provision become or remain directors or officers of the Corporation or who, while a director or officer of the Corporation, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this ARTICLE VII in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this ARTICLE VII shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof. Any amendment, alteration or repeal of this ARTICLE VII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
Section 7.4   Non-Exclusivity of Rights; Continuation of Rights of Indemnification.   The rights to indemnification and to the advance of expenses conferred in this ARTICLE VII shall not be exclusive of any other right which any person may have or hereafter acquire under the Certificate of Incorporation or under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise. All rights to indemnification under this ARTICLE VII shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this ARTICLE VII is in effect. Any repeal or modification of this ARTICLE VII or repeal or modification of relevant provisions of the DGCL or any other applicable laws shall not in any way diminish any rights to indemnification and advancement of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to any proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such repeal or modification.
Section 7.5   Insurance.   The Corporation may purchase and maintain insurance on its own behalf or on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the ~~General Corporation Law of the State of Delaware~~DGCL.
Section 7.6   Indemnification of Employees and Agents.   The Corporation may, to the extent authorized at any time from time to time by the Board of Directors, grant rights to indemnification and the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this ARTICLE VII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
Section 7.7   Savings Clause.   If this ARTICLE VII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and advance expenses to each person entitled to indemnification under Section 1 of this ARTICLE VII as to all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, excise taxes, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person and for which indemnification and advancement of expenses is available to such person pursuant to this ARTICLE VII to the fullest extent permitted by any applicable portion of this ARTICLE VII that shall not have been invalidated and to the fullest extent permitted by applicable law.
ARTICLE VIII
Emergency By-laws
Section 8.1   Emergency By-laws. (a) Notwithstanding anything to the contrary in the Certificate of Incorporation or these by-laws, in the event there is any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL (or any successor section), or other similar emergency condition (each, an “emergency”) and irrespective of whether a quorum of the Board of Directors or a standing committee thereof can readily be convened for action, this ARTICLE VIII shall apply.
(b)   Any director or executive officer of the Corporation may call a meeting of the Board of Directors or any committee thereof by any feasible means and with such advance notice as circumstances permit in the judgment of the person calling the meeting. Neither the business to be transacted nor the purpose of any such meeting need be specified in the notice thereof.
(c)   At any meeting called in accordance with Section 8.1(b), the director or directors in attendance shall constitute a quorum. In the event that no directors are able to attend the meeting, the Designated Officers in attendance shall be deemed directors for such meeting. For purposes of this Section 8.1(c), a “Designated Officer” means an officer who is included on a list of officers of the Corporation who shall be deemed to be directors of the Corporation for purposes of obtaining a quorum during an emergency if a quorum of directors cannot otherwise be obtained, which officers have been designated by the Board of Directors prior to such time as an emergency may have occurred.
(d)   Directors may take action to appoint one or more of the directors to membership on any standing or temporary committees of the Board of Directors as they deem advisable. Directors may also take action to designate one or more of the officers of the Corporation to serve as directors of the Corporation while this Section 8.1 applies.
(e)   To the extent that it considers it practical to do so, the Board of Directors shall manage the business of the Corporation during an emergency in a manner that is consistent with the Certificate of Incorporation and these by-laws. It is recognized, however, that in an emergency, it may not always be practical to act in this manner and this Section 8.1 is intended to, and does hereby, empower the Board of Directors with the maximum authority possible under the DGCL and all other applicable law to conduct the interim management of the affairs of the Corporation in an emergency in what it considers to be in the best interests of the Corporation, including taking any action that it determines to be practical and necessary to address the circumstances of the emergency.
(f)   No director, officer or employee acting in accordance with this Section 8.1 or otherwise pursuant to Section 110 of the DGCL (or any successor section) shall be liable except for willful misconduct.
(g)   This Section 8.1 shall continue to apply until such time following the emergency when it is feasible for at least a majority of the Board of Directors immediately prior to the emergency to resume its duties with respect to the business of the Corporation.
(h)   At any meeting called in accordance with Section 8.1(b), the Board of Directors may modify, amend or add to the provisions of this Section 8.1 in order to make any provision that may be practical or necessary given the circumstances of the emergency.

(i)   The provisions of this Section 8.1 shall be subject to repeal or change in accordance with Section 9.7 by further action of the Board of Directors or by action of the stockholders, but no such repeal or change shall modify the provisions of Section 8.1(f) of these by-laws with regard to action taken prior to the time of such repeal or change.
(j)   Nothing contained in this Section 8.1 shall be deemed exclusive of any other provisions for emergency powers consistent with other sections of the DGCL that have been or may be adopted by corporations created under the DGCL.
ARTICLE IX
Miscellaneous
Section ~~8.1~~9.1   Fiscal Year.   The fiscal year of the Corporation shall be determined by the Board of Directors.
Section ~~8.2~~9.2   Seal.   The Corporation may have, but it is not required to have, a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.
Section ~~8.3~~9.3   Waiver of Notice of Meetings of Stockholders, Directors and Committees.   Whenever notice is required to be given by law, the Certificate of Incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Certificate of Incorporation, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.
Section ~~8.4~~9.4   Interested Directors; Officers; Quorum.   No contract or transaction between the Corporation and one or more of its directors or officers, between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, or between the Corporation and any relative of any of its directors or officers, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (a) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors may be less than a quorum; (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction. This Section ~~8.4~~9.4 is subject to the Certificate of Incorporation of the Corporation.
Section ~~8.5~~9.5   Books and Records.   The books and records of the Corporation may be kept within or without the State of Delaware at such place or places as may be designated from time to time by the Board of Directors. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.
Section ~~8.6~~9.6   Inconsistent Provisions.   In the event that any provision of these by-laws is or becomes inconsistent with any provision of the Certificate of Incorporation, the DGCL, any other applicable law or the Nomination Agreement, the provision of these by-laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.
Section ~~8.7~~9.7   Amendment of By-Laws.   These by-laws may be amended, altered, changed or repealed or new by-laws adopted only in accordance with Section A of Article TENTH of the Certificate of Incorporation.